As filed with the Securities And Exchange Commission
on December 23, 2005

Securities Act Registration No. 333-11785
Investment Company Act Registration No. 811-07811

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 16  ☒

  and/or
  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☐
  Amendment No. 17  ☒

(Check appropriate box or boxes)

JENNISON U.S. EMERGING GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

GATEWAY CENTER THREE
100 MULBERRY STREET
NEWARK, NEW JERSEY 07102-4077

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (973) 367-7521

Deborah A. Docs, Esq.
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

(Name and Address of Agent for Service)

Approximate date of proposed public offering:

As soon as practicable after the effective
date of the Registration Statement.

It is proposed that this filing will become effective
(check appropriate box):

  ☐  immediately upon filing pursuant to paragraph (b)

  ☐  on (date) pursuant to paragraph (b)

  ☒  60 days after filing pursuant to paragraph (a)(1)

  ☐  on (date) pursuant to paragraph (a)(1)

  ☐  75 days after filing pursuant to paragraph (a)(2)

  ☐  on (date) pursuant to paragraph (a)(2) of rule 485.

  If appropriate, check the following box:

  ☐  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered.......Shares of Common Stock, $.001 par value per share

Jennison U.S. Emerging Growth
Fund, Inc.

                   , 2006

PROSPECTUS

FUND TYPE

Small- to mid-capitalization stock

OBJECTIVE

Long-term capital appreciation

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Table of Contents

1	Risk/Return Summary

1	Investment Objective and Principal Strategies

1	Principal Risks

3	Evaluating Performance

5	Fees and Expenses

7	How the Fund Invests

7	Investment Objective and Policies

8	Other Investments and Strategies

11	Investment Risks

17	How the Fund is Managed

17	Board of Directors

17	Manager

17	Investment Adviser

18	Portfolio Manager

19	Distributor

19	Disclosure of Portfolio Holdings

20	Fund Distributions and Tax Issues

20	Distributions

21	Tax Issues

22	If You Sell or Exchange Your Shares

24	How to Buy, Sell and Exchange Shares of the Fund

24	How to Buy Shares

37	How to Sell Your Shares

40	How to Exchange Your Shares

43	Telephone Redemptions or Exchanges

43	Expedited Redemption Privilege

45	Financial Highlights

45	Class A Shares

46	Class B Shares

47	Class C Shares

48	Class Z Shares

49	Class R Shares

For More Information (Back Cover)

Risk/Return Summary

This section highlights key information about Jennison U.S. Emerging Growth Fund, Inc., which we refer to as "the Fund." Prior to July 7, 2003, the Fund was known as Prudential U.S. Emerging Growth Fund, Inc. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is long-term capital appreciation, which means we seek investments whose prices will increase over several years. We normally invest at least 80% of the Fund's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets in the type of investment suggested by its name.

While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since we invest primarily in equities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small and medium-sized companies vary more than the prices of large company stocks and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Since our objective is long-term capital appreciation, the companies that we invest in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

The Fund may participate in the initial public offering (IPO) market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desired to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more

We're Growth Investors

In deciding which equities to buy, we use what is known as a growth investment style. This means we invest in companies that we believe could experience superior sales or earnings growth.

Jennison U.S. Emerging Growth Fund, Inc. 1

Risk/Return Summary

unpredictable price changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the impacted performance may be unwarranted. In addition, as the Fund's assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.

Although it is not one of the Fund's principal strategies, the Fund may, as it has in the past, actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Fund's investment adviser. High portfolio turnover results in higher transaction costs, which can affect the Fund's performance and may have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests - Investment Risks."

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

2 Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE

A number of factors - including risk - can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class A shares)

BEST QUARTER:          % (                              ) WORST QUARTER:            % (                              )

*  These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without a distribution and service (12b-1) fee waiver of 0.05%, the annual returns would have been lower, too.

Class L, M, X and New Class X shares are new share classes and no performance information is available for these new shares classes. The Average Annual Total Returns Table on the following page only reflects performance information for share classes that have at least one full year of operation.

Jennison U.S. Emerging Growth Fund, Inc. 3

Risk/Return Summary

Average Annual Total Returns1 (as of 12/31/05)

Return Before Taxes	One Year	Five Years	Since Inception
Class A shares	%	%	%	(12-31-96)
Class C shares	%	%	%	(12-31-96)
Class Z shares	%	%	%	(12-31-96)
Class R shares			%	[ , 2005]
Class B Shares
Return Before Taxes	%	%	%
Return After Taxes on Distributions[2]	%	%	%
Return After Taxes on Distributions and Sale of Fund Shares[2,6]	%	%	%
Index (reflects no deduction for fees, expenses or taxes)
Russell Midcap Growth Index[3]	%	%	%
S&P Mid-Cap 400 Index[4]	%	%	%
Lipper Midcap Growth Funds Average[5]	%	%	%

1  The Fund's returns are after deduction of sales charges and expenses. Without a distribution and service (12b-1) fee waiver for Class A shares of 0.05%, and a fee waiver for Class R shares of 0.25%, the returns for Class A and Class R shares would have been lower. Since inception returns reflect the average annual total returns from the closest month-end date to the inception date of the Fund's Class A, B, C, Z and Class R shares.

2  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

3  The Russell Midcap Growth Index is a market value-weighted index that tracks those Russell MidCap companies with high price-to-book ratios and higher forecasted growth values. Index returns do not reflect deductions for sales charges, mutual fund operating expenses or taxes. Source: Lipper Inc.

4  The Standard & Poor's Mid-Cap 400 Stock Index (S&P Mid-Cap 400 Index) - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation - gives a broad look at how mid-cap stock prices have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. The securities in the S&P Mid-Cap 400 Index may be very different from those in the Fund. Source: Lipper Inc.

5  The Lipper Midcap Growth Funds Average is based on the average return of all mutual funds in the Lipper Midcap Growth Funds category. It reflects deductions for mutual fund operating expenses, but does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effects of sales charges and taxes. Source: Lipper Inc.

6  "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than certain other return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

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FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund - Class A, B, C, L, M, X, New Class X, Z and R. Each share class has different (or no) sales charges - known as loads - and expenses, but represents an investment in the same Fund. Class Z and Class R shares are available only to a limited group of investors. In addition, Class L, M, X and New Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain other JennisonDryden and Strategic Partner Funds. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

Shareholder Fees1 (paid directly from your investment)

	Class A	Class B	Class C	Class L	Class M	Class X2	New Class X2	Class Z	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	5.75%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%[3]	5%[4]	1%[5]	1%[3]	6.00%[6]	6.00%[7]	6.00%[7]	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None	None	None	None

Annual Fund Operating Expenses (deducted from Fund assets)

	Class A	Class B	Class C	Class L	Class M	Class X	New Class X	Class Z	Class R
Management fees	%	%	%	%	%	%	%	%	%
+ Distribution and service (12b-1) fees	.30%[8]	1.00%	1.00%	%	%	%	%	None	.75%[8]
+ Other expenses	%	%	%	%	%	%	%	%	%
= Total annual Fund operating expenses	%	%	%	%	%	%	%	%	%
- Fee waiver[8]	.05%	None	None	%	%	%	%	None	.25%
= Net annual Fund operating expenses	%	%	%	%	%	%	%	%	%

1  Your broker may charge you a separate or additional fee for purchases and sales of shares.

2  The Fund may issue both "Class X" shares and "New Class X" shares. The rights and terms of Class X and New Class X shares are almost identical, so for ease of reference, the Fund may provide combined expenses, capitalization, financial and other information for "New Class X" and "Class X" and refers to all such shares as "Class X." The principal difference between outstanding shares of the two classes is that Class X shares are subject to automatic conversion to Class A approximately 8 years after purchase, while New Class X shares are subject to automatic conversion to Class A shares approximately 10 years after purchase.

3  Investors who purchase $1 million or more of Class A or Class L shares shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% (the CDSC is waived for purchases by certain retirement or benefit plans).

4  The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

5  The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

6  The CDSC for Class M shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M shares convert to Class A shares approximately 8 years after purchase.

7  The CDSC for Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year after purchase, and 0% in the eighth year after purchase. Class X shares convert to Class A shares approximately 8 years after purchase. The CDSC for New Class X shares (i.e. Class X shares purchased on or after August 19, 1998), decreases by 1% annually to 4% in the third and fourth years after purchase, 3% in the fifth year, 2% in the sixth and seventh years, 1% in the eighth year and 0% in the ninth year after purchase. New Class X shares convert to Class A shares approximately 10 years after purchase.

8  For the fiscal year ending October 31, 2005, the distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares and for Class R shares to .50 of 1% of the average daily net assets of the Class R shares through October 31, 2006.

Jennison U.S. Emerging Growth Fund, Inc. 5

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis and approximately eight years after purchase, Class M shares and Class X shares will automatically convert to Class A shares on a quarterly basis. New Class X shares will automatically convert to Class A shares on a quarterly basis approximately ten years after purchase. The information in the ten years column reflects the conversion. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$	$	$	$
Class B shares	$	$	$	$
Class C shares	$	$	$	$
Class L shares
Class M shares
Class X shares
New Class X shares
Class Z shares	$	$	$	$
Class R shares	$	$	$	$

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$	$	$	$
Class B shares	$	$	$	$
Class C shares	$	$	$	$
Class L shares
Class M shares
Class X shares
New Class X shares
Class Z shares	$	$	$	$
Class R shares	$	$	$	$

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How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term capital appreciation. This means we seek investments whose prices will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.

In pursuing our objective, we normally invest at least 80% of the Fund's investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. We consider small and medium-sized companies to be those with market capitalizations that are generally less than the largest capitalization of the S&P Mid-Cap 400 Index as of the end of a calendar quarter. As of November 30, 2005, this number was approximately $13.7 billion. Market capitalization is measured at the time of purchase.

In addition to buying equities, the Fund may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); American Depositary Shares (ADSs); common stocks; non-convertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; securities of real estate investment trusts (REITs); and similar securities.

We also may buy convertible securities. These are securities - like bonds, corporate notes and preferred stocks - that we can convert into a company's common stock or some other equity security. The Fund will only invest in investment-grade convertible securities. Generally, we consider selling a security when, in the opinion of the investment adviser, the security has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive security emerges; or the security has experienced adverse price movements.

The Fund may participate in the IPO market. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and if the Fund desired to acquire shares in such an offering, it may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. The prices of securities involved in IPOs are often subject to greater and more unpredictable price

Our Growth Strategy

We look for small and medium-sized companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using fundamental techniques.

Jennison U.S. Emerging Growth Fund, Inc. 7

How the Fund Invests

changes than more established stocks. Such unpredictability can have a dramatic impact on the Fund's performance (higher or lower) and any assumptions by investors based on the impacted performance may be unwarranted. In addition, as the Fund's assets grow, the impact of their IPO investments on performance will decline, which could reduce total returns.

Portfolio Turnover

Although it is not one of the Fund's principal strategies, the Fund has historically actively and frequently traded its portfolio securities to achieve its investment objective. For the fiscal years ended October 31, 2005 and 2004, the Fund's annual portfolio turnover rates were        and 178%, respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage obtained by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs that can reduce the Fund's performance. It also can result in a greater amount of distributions that will be taxed at rates applicable to ordinary income rather than long-term capital gains.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information - which we refer to as the SAI - contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors (the Board) of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

Other Equity Securities

The Fund can invest in equity securities of companies with larger market capitalizations than previously noted, consistent with its investment objective.

Foreign Securities

The Fund can invest in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers. These may include securities of issuers in emerging

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markets. We do not consider ADRs, ADSs and other similar receipts or shares traded in U.S. markets to be foreign securities.

U.S. Government Securities

The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which guarantees the payment of principal and interest, but not market value. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt and are subject to the risk of default like private issuers.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives - such as futures, options, swaps, foreign currency forward contracts and options on futures - involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment - a security, market index, currency, interest rate or some other benchmark - will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.

Options. The Fund may purchase and sell put and call options on equity securities, financial indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.

Futures Contracts and Related Options, Foreign Currency Forward Contracts. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency

Jennison U.S. Emerging Growth Fund, Inc. 9

How the Fund Invests

forward contract is an obligation to buy or sell a given currency on a future date and at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.

Short Sales

The Fund may make short sales of a security. This means that the Fund may sell a security that it does not own, which it may do, for example, when the investment adviser thinks the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement. Short sales involve costs and risks. The Fund must pay the lender any dividends or interest that accrues on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make short sales "against the box". In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security. No more than 25% of the Fund's net assets and usually no more than 10% of the Fund's total assets will be subject to short sales. Short sales against the box are not subject to this limitation.

Fixed-Income Obligations, Including Bonds and Money Market Instruments

Fixed-income obligations include bonds and notes. The Fund can invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, respectively). We also may invest in obligations that are not rated, but that we believe to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government. The Fund will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service. The Fund uses money market instruments for cash management purposes only.

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Repurchase Agreements

The Fund also may use repurchase agreements, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash or money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

Additional Strategies

The Fund also follows certain policies when it borrows money (the Fund can borrow up to 331/3% of the value of its total assets and may pledge up to 331/3% of its total assets to secure these borrowings); purchases shares of affiliated investment companies (the Fund may invest up to 25% of its total assets in shares of affiliated money market funds or open-ended short term bond funds with a portfolio maturity of three years or less); lends its securities to others for cash management purposes (the Fund can lend up to 331/3% of the value of its total assets); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks - Risk Management and Return Enhancement Strategies."

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and of certain other non-principal strategies that the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio manager. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of the Fund's investable assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.

Jennison U.S. Emerging Growth Fund, Inc. 11

How the Fund Invests

Investment Type

% of Fund's Investable Assets	Risks	Potential Rewards
Equity securities of small and medium-sized U.S. companies At least 80%	■ Individual stocks could lose value
■ The equity markets could go down, resulting in a decline in value of the Fund's investments
■ Stocks of small and medium-sized companies are more volatile and may decline more than those in the S&P 500 Index
■ Smaller companies are more likely to reinvest earnings and not pay dividends
■ Changes in interest rates may affect the securities of small and medium-sized companies more than the securities of larger companies
■ Changes in economic or political conditions, both domestic and international, may result in a decline in value of the Fund's investments
■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow	■ Historically, stocks have outperformed other investments over the long term
■ Generally, economic growth means higher corporate profits, which leads to an increase in stock prices, known as capital appreciation
■ Highly successful smaller companies can outperform larger ones
■ May be a source of dividend income

Equity securities of larger U.S. companies Up to 20%	■ Similar risks to equity securities of small and medium-sized U.S. companies ■ Companies that normally pay dividends may not do so if they don't have profits or adequate cash flow	■ Not as likely to lose value as stocks of small and medium-sized companies ■ May be a source of dividend income

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Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Foreign securities Up to 20%; usually less than 10%	■ Foreign markets, economies and political systems may not be as stable as those in the U.S., particularly those in developing countries
■ Currency risk - adverse changes in the value of foreign currencies can cause losses
■ May be less liquid than U.S. stocks and bonds
■ Differences in foreign laws, accounting standards, public information, custody and settlement practices may result in less reliable information on foreign investments and more risks
■ Investments in emerging market securities are subject to greater volatility and price declines	■ Investors can participate in the growth of foreign markets through the Fund's investments in companies operating in those markets
■ May profit from a favorable change in the value of foreign currencies
■ Opportunities for diversification

Jennison U.S. Emerging Growth Fund, Inc. 13

How the Fund Invests

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Derivatives Percentage varies; usually less than 10%	■ The value of derivatives (such as futures, options and foreign currency forward contracts) that are used to hedge a portfolio security is generally determined independently from that security and could result in a loss to the Fund when the price movement of the derivative does not correlate with a change in the value of the portfolio security
■ Derivatives may not have the intended effects and may result in losses or missed opportunities
■ The counterparty to a derivatives contract could default
■ Derivatives can increase share price volatility and those that involve leverage could magnify losses
■ Certain types of derivatives involve costs to the Fund that can reduce returns	■ The Fund could make money and protect against losses if the investment analysis proves correct
■ Derivatives that involve leverage could generate substantial gains at low cost
■ One way to manage the Fund's risk/return balance is by locking in the value of an investment ahead of time
■ Hedges that correlate well with an underlying position can reduce or eliminate volatility of investment income or capital gains at low cost

Illiquid securities Up to 15% of net assets	■ May be difficult to value precisely ■ May be difficult to sell at the time or price desired	■ May offer a more attractive yield or potential for growth than more widely traded securities

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Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Short sales Up to 25% of net assets; usually no more than 10% of total assets in uncovered short sales	■ May magnify underlying investment losses
■ Share price volatility can magnify losses because underlying security must be replaced at a specific time.
■ Investment costs may exceed potential underlying investment gains
	■ Short sales "against the box" give up the opportunity for capital appreciation in the security	■ May magnify underlying investment gains

U.S. government securities Up to 20%; usually less than 10%	■ Not all are insured or guaranteed by the U.S. government, but only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt and are subject to the risk of default like private issuers
■ Limits potential for capital appreciation
■ See market risk, credit risk and interest rate risk below (which are less for U.S. government securities)	■ May preserve the Fund's assets
■ A source of regular interest income
■ Generally more secure than lower quality debt securities and equity securities
■ Principal and interest may be guaranteed by the U.S. government

Jennison U.S. Emerging Growth Fund, Inc. 15

How the Fund Invests

Investment Type (cont'd)

% of Fund's Investable Assets	Risks	Potential Rewards
Money market instruments Up to 20% under normal circumstances; up to 100% on a temporary basis	■ Limits potential for capital appreciation and achieving our investment objective
■ Some credit risk - the risk that the default of an issuer would leave the Fund with unpaid interest or principal. The lower an instrument's quality, the higher its potential volatility
	■ Some market risk - the risk that the market value of an investment may move up or down, sometimes rapidly or unpredictably. Market risk may affect an industry, a sector or the market as a whole	■ May preserve the Fund's assets

Fixed-income obligations Up to 20%; usually less than 5%	■ The Fund's holdings, share price and total return may fluctuate in response to bond market movements
■ Credit risk
■ Market risk
■ Interest rate risk - the risk that the value of most bonds will fall when interest rates rise. The longer a bond's maturity and the lower its credit quality, the more its value typically falls. It can lead to price volatility	■ Bonds have generally outperformed money market instruments over the long term, with less risk than stocks
■ Most bonds will rise in value when interest rates fall
■ A source of regular interest income
■ Investment-grade bonds have a lower risk of default than junk bonds
■ High-quality debt obligations generally are more secure than stocks since companies must pay their debts before they pay dividends
■ Principal and interest on government securities may be guaranteed by the issuing government

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How the Fund is Managed

BOARD OF DIRECTORS

The Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended October 31, 2005, the Fund paid PI management fees of .60% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser. Jennison's address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. For the fiscal year ended October 31, 2005, PI paid Jennison fees of .30% of the

Jennison U.S. Emerging Growth Fund, Inc. 17

How the Fund is Managed

Fund's average daily net assets. As of October 31, 2005, Jennison managed in excess of $69 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's annual report (for any agreements approved during the six-month period ended October 31, 2005).

PORTFOLIO MANAGER

John P. Mullman, CFA, is the portfolio manager of the Fund and has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P. Mullman is a Senior Vice President of Jennison, which he joined in August 2000. He has been managing institutional small cap portfolios since 1996. Mr. Mullman joined Prudential in 1987 as an Associate in the Corporate Finance Group where he originated a variety of private placement investments including fixed rate debt securities, leverage buyouts, ESOP financings and asset-backed investments. From 1991 to 1995, he served as a Vice President in Prudential's Financial Restructuring Group where he managed a $500 million portfolio of privately placed debt and equity securities in financially troubled or over-leveraged companies. Mr. Mullman managed the work-outs of over 20 distressed investments through a variety of out-of-court restructurings, bankruptcies and complex recapitalizations. He received a B.A. in Economics from the College of the Holy Cross in 1982 and an M.B.A. from Yale University in 1987. Mr. Mullman is a member of The New York Society of Security Analysts, Inc. He has managed the Fund since August 2005.

The portfolio manager for the Fund is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio manager in all activities. Members of the team may change from time to time. Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund can be found in the SAI.

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DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act), applicable to the Fund's shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C, L, M, X, Z and R shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees - known as 12b-1 fees - are shown in the "Fees and Expenses" tables. Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class R shares are subject to an annual 12b-1 fee of .30%, 1%, 1%, .50%, 1%, 1%, 1% and .75%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is described in the Fund's Statement of Additional Information and on the Fund's website at www.jennisondryden.com. The Fund will provide a full list of the Fund's portfolio holdings as of the end of each calendar month on its website within approximately 30 days after the end of the month. In addition, the Fund may release the Fund's top ten holdings, sector and country breakdowns, and largest industries on a quarterly basis. Such information will be posted to the Fund's website no earlier than 15 days after the end of each calendar month, and will be available on the Fund's website until replaced at the end of the next month. These postings can be located at www.jennisondryden.com.

Jennison U.S. Emerging Growth Fund, Inc. 19

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income and realized net capital gains, if any, to shareholders. These distributions are subject to income taxes unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends of any net investment income to shareholders - typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation whether or not they are reinvested in the Fund.

The Fund also distributes any realized net capital gains to shareholders - typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security - if the Fund holds a security for more than one year before selling it, any gain is treated as long-term capital gain which, if recognized before January 1, 2009, is generally taxed at rates of up to 15% provided that the Fund distributes the net capital to non-corporate U.S. shareholders. If the Fund holds the security for one year or less, any gain is treated as short-term capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. Dividends of net investment income that are not designated as qualified dividend income will be taxable to shareholders at ordinary income rates. Also, a portion of the dividends paid to

20 Visit our website at www.jennisondryden.com

corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent a Fund's income is derived from certain dividends received from U.S. corporations.

For your convenience, Fund distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Prudential Mutual Fund Services LLC (the Transfer Agent). Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
Form 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds.

Taxation of Foreign Shareholders

For a discussion regarding the taxation of foreign shareholders, please see the SAI "Taxes, Dividends, and Distributions - Foreign Shareholders."

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution.

Jennison U.S. Emerging Growth Fund, Inc. 21

Fund Distributions and Tax Issues

That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

Qualified and Tax-Deferred Retirement Plans

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you will have realized a capital gain, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale and ending 30 days after the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you will have capital gains, which are subject to the taxes described above.

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Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell - or exchange - Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B, Class M, Class X and New Class X Shares

You will not have a federal tax gain or loss when Class B, Class M, Class X and New Class X shares of the Fund automatically convert into Class A shares - which happens automatically approximately seven, eight or ten years, respectively, after purchase - because it does not involve an actual sale of your Class B, Class M, Class X and New Class X shares. For more information about the automatic conversion of Class B, Class M and Class X shares, see "Class B, Class M, Class X and New Class X shares convert to Class A shares" in the next section. [We have obtained a legal opinion that the conversion of Class B, Class M, Class X and New Class X shares into Class A shares - which happens automatically approximately seven years after purchase - is not a "taxable event" for federal income tax purposes.]

Note: All Class X shares were issued prior to August 19, 1998 - All "Class X" shares issued on or after August 19, 1998 are actually New Class X shares.

Jennison U.S. Emerging Growth Fund, Inc. 23

How to Buy, Sell and
Exchange Shares of the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You'll Pay; and Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC
Attn: Investment Services
P.O. Box 8179
Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares, including due to the failure by you to provide additional information, such as information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares.

With certain limited exceptions, the Fund is only available to be sold in the United States, the U.S. Virgin Islands, Puerto Rico and Guam.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C, Class Z and Class R shares of the Fund, although Class Z and Class R shares are available only to limited groups of investors. Class L, Class M, Class X and New Class X shares are not offered to new purchasers and are available only through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden Funds.

Multiple share classes let you choose a cost structure that meets your needs:

■  Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans affiliated with Prudential).

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■  Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

■  Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■  The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■  The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

■  The different sales charges that apply to each share class - Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

■  The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■  Class B shares purchased in amounts greater than $100,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding this amount generally will not be accepted.

■  Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above this amount generally will not be accepted.

■  The fact that only Class A, Class B, Class C shares, Class Z and Class R shares are available for direct purchase in the Fund, and Class L, Class M, Class X and New Class X shares are available only through exchange from the same share class of certain other Strategic Partners and JennisonDryden funds.

■  Because Class Z and Class R shares have lower operating expenses than Class A, Class B or Class C shares, as applicable, you should consider whether you are eligible to purchase Class Z and Class R shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.You should consult your financial intermediary or broker for assistance in choosing a share class.

Jennison U.S. Emerging Growth Fund, Inc. 25

How to Buy, Sell and
Exchange Shares of the Fund

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class L2	Class M2		Class X2		New Class X2		Class Z	Class R
Minimum purchase amount[1]	$1,000	$1,000		$2,500	$1,000	$1,000		$1,000		$1,000		None	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	$100	$100		$100		$100		None	None
Maximum initial sales charge	5.50% of the public offering price	None		None	5.75% of the public offering price	None		None		None		None	None
Contingent Deferred Sales Charge (CDSC)[3]	1%[4]	Year 1 Year 2 Year 3 Year 4 Years 5/6 Year 7	If sold during: 5% 4% 3% 2% 1% 0%	1% on sales made within 12 months of purchase (18 months for shares purchased prior to February 2, 2004)	1%[5]	Year 1 Year 2 Year 3 Year 4 Year 5/6 Year 7 Year 8	If sold during: 6% 5% 4% 3% 2% 1% 0%	Year 1 Year 2 Year 3 Year 4 Year 5/6 Year 7 Year 8	If sold during: 6% 5% 4% 3% 2% 1% 0%	Year 1 Year 2 Year 3/4 Year 5 Year 6/7 Year 8 Year 9	If sold during: 6% 5% 4% 3% 2% 1% 0%	None	None
Annual distribution and service (12b-1) fees shown as a percentage of average net assets[4]	.30 of 1% (.25 of 1% currently)	1%		1%	.50 of 1%	1%		1%		1%		None	.75% of 1% (.50 of 1% currently)

1  The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see: "Step 4: Additional Shareholder Services - Automatic Investment Plan."

2  Class L, Class M, Class X and New Class X shares are only available through exchanges from the same class of shares of certain other Strategic Partners and JennisonDryden funds.

3  For more information about the CDSC and how it is calculated, see "How to Sell Your Shares - Contingent Deferred Sales Charge (CDSC)."

4  Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC, although they are not subject to an initial sales charge (the CDSC is waived for purchases by certain retirement or benefit plans).

5  Investors who purchase $1 million or more of Class L shares of other JennisonDryden or Strategic Partners funds and subsequently exchange them for Class L shares of the Fund, and sell these shares within 12 months of purchase are subject to a 1% CDSC.

6  These distribution and service (12b-1) fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class R shares is .25 of 1%. The distribution fee for Class A shares is .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. Class R shares pay a distribution fee (in addition to the service fee) of .75 of 1%. The distribution fee for Class L shares is up to .50 of 1% (including the .25 of 1% service fee), and for Class M, Class X and New Class X shares, is up to 1% (including the .25 of 1% service fee). For the fiscal year ending October 31, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares of the Fund's to .25 of 1% of Class A and Class R shares to .50% of 1% of the Fund's average daily net assets attributable to such classes through October 31, 2006.

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Reducing or Waiving Class A's Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00	5.26	4.50
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.75	3.90	3.25
$250,000 to $499,999	2.75	2.83	2.50
$500,000 to $999,999	2.00	2.04	1.75
$1 million to $4,999,999*	None	None	1.00	%**

*  If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge.

**  For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

■  Use your Rights of Accumulation, which allow you and, if applicable, an eligible group of related investors (as defined below) to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you and, if applicable, the group already own, (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden and/or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you and, if applicable, an eligible group of related investors are purchasing;

■  Sign a Letter of Intent, stating in writing that you and, if applicable, an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden and/or Strategic Partners mutual funds within 13 months; or

■  Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A's initial sales charge.

Eligible Group of Related Investors

As used above, eligible group of related investors means:

■  All accounts held in your name (alone or with other account holders) and taxpayer identification number (TIN)

Jennison U.S. Emerging Growth Fund, Inc. 27

How to Buy, Sell and
Exchange Shares of the Fund

■  Accounts held in your spouse's name (alone or with other account holders) and TIN (see definition of spouse below)

■  Accounts for your children or your spouse's children including children for whom you and/or your spouse are legal guardian (e.g., UGMAs and UTMAs)

■  Accounts in the name and TINs of your parents

■  Trusts with you, your spouse, your children, your spouse's children, and/or your parents as the beneficiaries

■  With limited exclusions, accounts with the same address

■  Exclusions include, but are not limited to:

■  Addresses for brokerage firms and other intermediaries

■  Post Office Boxes

■  Accounts held in the name of a company controlled by you (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), including employee benefit plans of the company where the accounts are held in the plan's TIN.

Definition of Spouse:

The person to whom you are legally married.

We also consider your spouse to include the following:

■  An individual of the same gender with whom you have been joined in a civil union, or legal contract similar to marriage;

■  A domestic partner, who is an individual (including one of the same gender) with whom you have shared a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both provide personal or financial welfare of the other without a fee, to whom you are not related by blood; or

■  An individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■  for Class A and L shares, the value of existing shares is determined by the maximum offering price net asset value per share (NAV) plus maximum sales charge as of the previous business day; and

■  for Class B, C, M, and X shares, the value of existing shares is determined by the NAV as of the previous business day.

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If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A's initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A's initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of Class A's initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A's initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted (the CDSC is waived for purchases by certain retirement or benefit plans).

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without paying the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■  Mutual fund "wrap" or asset allocation programs; where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs; where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

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Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■  certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■  persons who have retired directly from active service with Prudential or one of its subsidiaries;

■  certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates;

■  registered representatives and employees of brokers that have entered into dealer agreements with the Distributor; and

■  investors in IRA accounts, provided that (a) the purchase is made either from a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Retirement (the institutional Benefit Plan recordkeeping entity of Prudential) provides administrative or recordkeeping services, in each case provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution, or (b) recordkeeping for the Individual Retirement Account is performed by Prudential Retirement as part of its "Rollover IRA" program (regardless of whether or not the assets of the Individual Retirement Account consist of proceeds of a tax-free rollover of assets from a Benefit Plan described in (a) above).

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A's Sales Charge. The Fund also makes available free of charge, on the Fund's website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund's Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund's website includes hyperlinks that facilitate access to this information.

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You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A's sales charge to dealers.

Class B, Class M, Class X and New Class X Shares Automatically Convert to Class A Shares

If you buy Class B shares and hold them for approximately seven years, or if you buy Class M or Class X shares of the Fund and hold them for approximately eight years, respectively, or if you acquire New Class X shares (i.e. Class X shares purchased on or after August 19, 1998) and hold them for ten years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B, Class M, Class X or New Class X shares, converting to Class A shares lowers your Fund expenses.

Class B, Class M, Class X and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M, Class X and New Class X shares were purchased, to the extent the shares are carried on the books of the broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by Prudential Mutual Fund Services LLC, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M, Class X, and New Class X shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B, Class M, Class X or New Class X shares if the price of the Class A shares is higher than the price of the Class B, Class M, Class X or New Class X shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Automatic Conversion Feature - Class B, Class M, Class X and New Class X Shares."

Qualifying for Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and

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financial planners who have agreements with Prudential Investments Advisory Group relating to:

■  Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

■  Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■  Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

■  Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund),

■  Prudential, with an investment of $10 million or more and

■  Qualified state tuition programs (529 plans).

Qualifying for Class R Shares

Retirement Plan. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs

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incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm's preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms' financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm for example, the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example, the ability to advertise to the firm's customers).

Payments under revenue sharing arrangements are made out of the Manager's or Distributor's own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including Rule 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing payments may also be based on other criteria or factors, such as a percentage of a registered representative's charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial service provider for details about any revenue sharing payments it may receive.

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Step 3: Understanding the Price You'll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund - known as the net asset value per share or NAV - is determined by a simple calculation - it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund - or the NAV - is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline, but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts at the last sale or bid price prior to the close of trading on the New York Stock Exchange (NYSE) that day. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

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primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its net value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C, Class Z and Class R shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares. Class L, Class M, Class X and New Class X shares are closed to new purchases and are only available through exchange.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out - or distributes - its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your

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distributions paid in cash, you can indicate this preference on your application or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

Prudential Mutual Fund Services LLC
Attn: Account Maintenance
P.O. Box 8159
Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLE IRAs, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A or Class L shares (in certain cases), Class B, Class C Class M, Class X and New Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

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HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.

When you sell shares of the Fund - also known as redeeming your shares - the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Redemption Services
P.O. Box 8149
Philadelphia, PA 19176

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delays if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Signature Guarantee."

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Contingent Deferred Sales Charge (CDSC)

If you sell shares during certain periods of time (the CDSC periods) after purchase, you may have to pay a CDSC. The CDSC period and the CDSC rate for each share class are set forth in the table below:

	Year 1		Year 2		Year 3	Year 4	Year 5	Year 6	Year 7	Year 8(1)	Year 9
Class A	1	%(2)	-		-	-	-	-	-	-	-
Class B	5%		4%		3%	2%	1%	1%	-	-	-
Class C	1%		1	%(3)	-	-	-	-	-	-	-
Class L	1	%(2)	-		-	-	-	-	-	-	-
Class M	6%		5%		4%	3%	2%	2%	1%	-	-
Class X	6%		5%		4%	3%	2%	2%	1%	-	-
New Class X	6%		5%		4%	4%	3%	2%	2%	1%	-

(1)  No CSDC is payable for any share class for the ninth year after purchase and any following year.

(2)  Although you are not subject to an initial sales charge, you will be subject to a 1% CDSC within 12 months of purchase if you purchase $1 million or more of Class A or Class L shares through certain broker-dealers that are not affiliated with Prudential (the CSDC is waived for purchases by certain retirement or benefit plans).

To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■  Amounts representing shares you purchased with reinvested dividends and distributions,

■  Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares, and

■  Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares and six years for Class B shares).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid - or at least minimize - the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary

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date itself. The CDSC is 1% for Class C shares - which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your Class A, Class B and Class C shares, all purchases during the month are grouped together and considered to have been made on the last day of the month. [For Class L, Class M, Class X and New Class X shares, the CDSC will be calculated based on the shares' NAV at the time of purchase to check and confirm.] Any CDSC for Class L, Class M, Class X and New Class X shares will be calculated from the first day of the month after initial purchase.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC - Class B, Class M, Class X and New Class X Shares

The CDSC will be waived if the Class B, Class M, Class X and New Class X shares are sold:

■  After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

■  To provide for certain distributions - made without IRS penalty - from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

■  On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge - Waiver of Contingent Deferred Sales Charge - Class B, Class M, Class X and New Class X Shares."

Waiver of the CDSC - Class C Shares

Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Redemption In Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

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Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares."

Retirement Plans

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares."

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds - including certain money market funds - if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C, Class L, Class M, Class X, New Class X, Class Z or Class R shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

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If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC
Attn: Exchange Processing
P.O. Box 8157
Philadelphia, PA 19176

There is no sales charge for such exchanges. However, if you exchange - and then sell - Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B, Class C, Class L, Class M or Class X shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues - If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account - Exchange Privilege."

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of the Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder's shares. This can happen when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own

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Exchange Shares of the Fund

share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder's frequent trading strategy.

The Fund's Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund's Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a "round-trip transaction") as established by the Fund's Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements ("Intermediaries"), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that the Fund expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfer by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement may be similarly identified for frequent purchases and redemptions and appropriately restricted.

42 Visit our website at www.jennisondryden.com

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary's platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares - Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to

Jennison U.S. Emerging Growth Fund, Inc. 43

How to Buy, Sell and
Exchange Shares of the Fund

4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares - Sale of Shares - Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

44 Visit our website at www.jennisondryden.com

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the past five fiscal years. The total return in each table represents the rate that a shareholder would have earned (or lost) on an investment in that share class of the Fund, assuming investment at the start of the period, reinvestment of all dividends and other distributions and sale at the end of the period. The information is for each share class for the periods indicated, except that there is no financial performance information available for Class L, Class M, Class X and New Class X shares as of the date of this Prospectus, because these share classes are new.

A copy of the Fund's annual report, along with the Fund's audited financial statements and report of the independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares

For the fiscal years ended October 31, 2005 and 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class A Shares (fiscal years ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year		$14.10	$9.93	$13.15	$25.69
Income (loss) from investment operations:
Net investment loss(a)		(.14)	(.12)	(.12)	(.13)
Net realized and unrealized gain (loss) on investment transactions		1.33	4.29	(3.10)	(9.26)
Total from investment operations		1.19	4.17	(3.22)	(9.39)
Less distributions:
Distributions from net realized gains		-	-	-	(3.15)
Net asset value, end of year		$15.29	$14.10	$9.93	$13.15
Total return(b)		8.44%	41.99%	(24.49)%	(40.13)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)		$253,031	$204,685	$141,331	$180,763
Average net assets (000)		$234,527	$165,609	$181,454	$227,650
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)		1.20%	1.33%	1.31%	1.21%
Expenses, excluding distribution and service (12b-1) fees		.95%	1.08%	1.06%	.96%
Net investment loss		(.97)%	(1.08)%	(.99)%	(.75)%
For Class A, B, C and Z shares:
Portfolio turnover rate		178%	231%	337%	305%

(a)  Based on average shares outstanding during the year.

(b)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(c)  The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

Jennison U.S. Emerging Growth Fund, Inc. 45

Financial Highlights

Class B Shares

For the fiscal years ended October 31, 2005 and 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class B Shares (fiscal years ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year		$13.27	$9.42	$12.57	$24.88
Income (loss) from investment operations:
Net investment loss(a)		(.24)	(.20)	(.21)	(.24)
Net realized and unrealized gain (loss) on investment transactions		1.25	4.05	(2.94)	(8.92)
Total from investment operations		1.01	3.85	(3.15)	(9.16)
Less distributions:
Distributions from net realized gains		-	-	-	(3.15)
Net asset value, end of year		$14.28	$13.27	$9.42	$12.57
Total return(b)		7.61%	40.87%	(25.06)%	(40.57)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)		$121,525	$159,782	$130,225	$214,092
Average net assets (000)		$140,185	$138,327	$189,651	$300,962
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees		1.95%	2.08%	2.06%	1.96%
Expenses, excluding distribution and service (12b-1) fees		.95%	1.08%	1.06%	.96%
Net investment loss		(1.72)%	(1.83)%	(1.74)%	(1.49)%

(a)  Based on average shares outstanding during the year.

(b)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

46 Visit our website at www.jennisondryden.com

Class C Shares

For the fiscal years ended October 31, 2005 and 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class C Shares (fiscal years ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year		$13.27	$9.42	$12.57	$24.88
Income (loss) from investment operations:
Net investment loss(a)		(.24)	(.20)	(.21)	(.25)
Net realized and unrealized gain (loss) on investment transactions		1.25	4.05	(2.94)	(8.91)
Total from investment operations		1.01	3.85	(3.15)	(9.16)
Less distributions:
Distributions from net realized gains on investment transactions		-	-	-	(3.15)
Net asset value, end of year		$14.28	$13.27	$9.42	$12.57
Total return(b)		7.61%	40.87%	(25.06)%	(40.57)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)		$32,054	$35,212	$28,577	$46,243
Average net assets (000)		$34,207	$30,253	$41,014	$62,733
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees		1.95%	2.08%	2.06%	1.96%
Expenses, excluding distribution and service (12b-1) fees		.95%	1.08%	1.06%	.96%
Net investment loss		(1.72)%	(1.83)%	(1.74)%	(1.50)%

(a)  Based on average shares outstanding during the year.

(b)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

Jennison U.S. Emerging Growth Fund, Inc. 47

Financial Highlights

Class Z Shares

For the fiscal years ended October 31, 2005 and 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified. The financial highlights for the periods presented through October 31, 2003 were audited by another independent registered public accounting firm whose reports were unqualified.

Class Z Shares (fiscal years ended 10-31)

Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year		$14.37	$10.09	$13.34	$25.94
Income (loss) from investment operations:
Net investment loss(a)		(.11)	(.10)	(.09)	(.09)
Net realized and unrealized gain (loss) on investment transactions		1.36	4.38	(3.16)	(9.36)
Total from investment operations		1.25	4.28	(3.25)	(9.45)
Less distributions:
Distributions from net realized gains		-	-	-	(3.15)
Net asset value, end of year		$15.62	$14.37	$10.09	$13.34
Total return(b)		8.70%	42.42%	(24.36)%	(39.95)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (000)		$125,732	$112,963	$66,193	$76,604
Average net assets (000)		$119,263	$81,458	$79,868	$80,674
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees		.95%	1.08%	1.06%	.96%
Expenses, excluding distribution and service (12b-1) fees		.95%	1.08%	1.06%	.96%
Net investment loss		(.72)%	(.82)%	(.74)%	(.54)%

(a)  Based on average shares outstanding during the year.

(b)  Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

48 Visit our website at www.jennisondryden.com

Class R Shares

For the fiscal year ended October 31, 2005, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report on those financial statements was unqualified.

Class R Shares(a) (___________, 2005 Through October 31, 2005(b))

Per Share Operating Performance
Net asset value, beginning of period
Income (loss) from investment operations:
Net investment loss
Net realized and unrealized gain on investment transactions
Total from investment operations
Net asset value, end of period
Total investment return(c)
Ratios/Supplemental Data
Net assets, end of period
Average net assets
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(e)
Expenses, excluding distribution and service (12b-1) fees
Net investment loss

(a)  The inception date of Class R shares is ______, 2005.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period presented and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d)  Amount is actual and not rounded.

(e)  The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average daily net assets of the Class R shares.

(f)  Annualized.

Jennison U.S. Emerging Growth Fund, Inc. 49

Notes

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Notes

Jennison U.S. Emerging Growth Fund, Inc. 51

Notes

52 Visit our website at www.jennisondryden.com

Notes

Jennison U.S. Emerging Growth Fund, Inc. 53

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■  MAIL

Prudential Mutual
Fund Services LLC
PO Box 8098
Philadelphia, PA 19176

■  TELEPHONE

(800) 225-1852
(973) 367-3529 (from
outside the U.S.)

■  WEBSITE

www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■  OUTSIDE BROKERS SHOULD CONTACT:
Prudential Investment
Management Services LLC
PO Box 8310
Philadelphia, PA 19176

■  TELEPHONE

(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission (SEC) as follows:

■  MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

■  ELECTRONIC REQUEST

publicinfo@sec.gov
Note: The SEC charges a fee to copy documents

■  IN PERSON

Public Reference Room in Washington, DC
For hours of operation and location, call (202) 942-8090

■  VIA THE INTERNET

on the EDGAR database at http://www.sec.gov

Additional information about the Fund's investments is included in the Fund's Annual and Semiannual Reports. These reports and the Fund's Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semiannual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

■  STATEMENT OF ADDITIONAL INFORMATION (SAI)

(incorporated by reference into this prospectus)

■  ANNUAL REPORT

(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

■  SEMIANNUAL REPORT

Jennison U.S. Emerging Growth Fund, Inc.

Share Class	A	B	C	L	M	X	Z	R
NASDAQ	PEEAX	PEEBX	PEGCX				PEGZX	[to come]

CUSIP	476296108	476296207	476296306				476296405	[to come]

MF173A  The Registrant's Investment Company Act File Number is 811-07811.

JENNISON U.S. EMERGING GROWTH FUND, INC.

Statement of Additional Information
            , 2006

Jennison U.S. Emerging Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. These companies will generally have a market capitalization that is less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index (S&P Mid-Cap 400 Index). The Fund may engage in various derivative transactions, such as using options on equity securities, stock indexes and foreign currencies, foreign currency forward contracts and futures contracts and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This statement of additional information (SAI) is not a prospectus and should be read in conjunction with the prospectus of the Fund dated               , 2006 (Prospectus), a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended October 31, 2005 are incorporated into this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-07811). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.

MF173B

FUND HISTORY

The Fund was incorporated in Maryland on August 23, 1996. Effective October 16, 1996, the Fund's name changed from Prudential Selected Growth Fund, Inc. to Prudential Emerging Growth Fund, Inc. Effective June 29, 2000, the Fund's name changed from Prudential Emerging Growth Fund, Inc. to Prudential U.S. Emerging Growth Fund, Inc. Effective July 7, 2003, the Fund's name changed to Jennison U.S. Emerging Growth Fund, Inc. from Prudential U.S. Emerging Growth Fund, Inc.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

Classification. The Fund is a diversified, open-end, management investment company.

Investment Strategies, Policies and Risks. The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund intends to invest at least 80% of its net assets plus any borrowings for investment purposes (investable assets) in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Fund may engage in various derivative transactions, such as using options on equity securities, stock indexes and foreign currencies, foreign currency forward contracts and futures contracts and options thereon to hedge its portfolio and to attempt to enhance return.

While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

Equity and Equity-Related Securities

Under normal market conditions, the Fund intends to invest in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. These companies will generally have a market capitalization less than the largest capitalization of the S&P Mid-Cap 400 Index as of the end of a calendar quarter. Market capitalization of the companies will be measured at the time of purchase. The Fund will invest in equity-related securities, including common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common or preferred stock, equity investments in partnerships, joint ventures and other forms of non-corporate investment, securities of real estate investment trusts (REITs), American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.

Securities of small and medium-sized companies have historically been more volatile than those in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Stock Index). Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund will decline more than the market indexes. In addition, these companies are likely to reinvest their earnings rather than distribute them. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

American Depositary Receipts and American Depositary Shares. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and have readily available market quotations, and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting and financial reporting standards comparable to those of domestic issuers.

Warrants and Rights. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

Convertible Securities. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. The Fund will only invest in investment-grade convertible securities. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities may also include preferred stocks.

In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

U.S. Government Securities

U.S. Treasury Securities. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency and are subject to default like the obligations of private issuers. FHLMC investments may include collateralized mortgage obligations.

Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

The Fund may purchase collateralized mortgage obligations (CMO) issued by agencies or instrumentalities of the U.S. government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

The Fund may also invest in mortgage-backed security strips (MBS strips) issued by the U.S. government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

In reliance on rules and interpretations of the Securities and Exchange Commission (SEC or Commission), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the limitation imposed by the Investment Company Act of 1940, as amended (1940 Act), on acquiring interests in other investment companies.

The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.

The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must comply with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute at least 90% of its taxable income to its shareholders. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks, but like any investment in real estate, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

Foreign Securities

The Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

Risk Factors and Special Considerations of Investing in Foreign Securities

Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic company. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund. See "Special Risks Related to Foreign Currency Forward Contracts" below.

Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

Corporate and Other Debt Obligations

The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service, Inc. (Moody's) (currently Aaa, Aa, A and Baa for bonds), Standard & Poor's Ratings Services (S&P) (currently AAA, AA, A and BBB for bonds), or another nationally recognized statistical rating organization. See Appendix I-Description of Security Ratings. Unrated securities may also be investment grade if, in the opinion of the investment adviser, they are of equivalent quality to those rated in the four highest quality grades. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest. A portfolio security whose rating is downgraded below Baa by Moody's or BBB by S&P, or otherwise has a reduction in credit quality below investment grade, will be disposed of as soon as practicable.

Money Market Instruments

The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

Risk Management and Return Enhancement Strategies

The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts, futures contracts, and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

Options Transactions

The Fund may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Stock Index) and foreign currencies. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund as the writer of a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part, if the Fund holds the underlying security, by appreciation of the underlying security owned by the Fund.

The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

Options on Securities Indexes. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

Risks of Transactions in Stock Options

An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, and the Fund may lose money.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

Risks of Options on Indexes

The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

Special Risks of Writing Calls on Indexes

Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options."

Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 331/3% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice is filed.

Special Risks of Purchasing Puts and Calls on Indexes. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Foreign Currency Forward Contracts

The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

Special Risks Related to Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Futures Contracts and Options Thereon

The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission (CFTC). The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on debt securities, stock indexes and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. The Fund will limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule1.3 (z)):

(i)  the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

(ii)  the aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits greater ability to invest in futures-related instruments, the Fund may avail itself of this relief.

The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

As described above, the Fund's futures-related investment activity will be limited in accordance with one (or both) of the Alternative Commodity Trading Limits. In addition, futures contracts and related options are generally subject to coverage requirements of the CFTC or segregation requirements of the Commission. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied. The Fund's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indexes or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

Futures Contracts. As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the asset underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying asset at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, including U.S. government securities, aggregates of debt securities, stock indexes and foreign currencies.

The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

Although most futures contracts call for actual delivery or acceptance of securities or currency, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

When the Fund enters into a futures contract it is initially required to segregate with its Custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits segregated at its Custodian for that purpose, of cash or liquid securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction, and the Fund may lose money. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, index futures contracts are available on various U.S. and foreign securities indexes.

Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be at a time when it is disadvantageous to do so.

The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

Options on Futures Contracts. An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes including the S&P 500 Stock Index and the NYSE Composite Index.

The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

Risks of Risk Management and Return Enhancement Strategies

Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase over-the-counter options only if the investment adviser believes that the other party to the options will continue to make a market for such options.

Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options

The Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies only if they are covered by designating as segregated with the Fund's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. The aggregate value of the securities underlying call options and the obligations underlying put options (as of the date the options are sold) will not exceed 25% of the Fund's net assets. In addition, the Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the market value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for bona fide hedging purposes, within the meaning of regulations of the CFTC. The Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

Except as described below, the Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on Nasdaq against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

Position Limits. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Short Sales

The Fund may sell a security it does not own (i.e., make short sales) in anticipation of a decline in the market value of that security. Generally, to complete the transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (1) segregate on its records or with its Custodian cash or other liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short and will not be less than the market value of the security at the time it was sold short or (2) otherwise cover its short position.

The Fund will incur a loss as a result of the short sale if the price of the security borrowed increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security borrowed declines in price between those dates. The result is the opposite of what would occur from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss will be increased, by the amount of any premium or interest paid in connection with the short sale. No more than 25% of the Fund's net assets, and usually no more than 10% of the Fund's total assets will be, when added together, (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales, (2) segregated in connection with short sales and (3) used as cover for short sales.

The Fund may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Fund owns an equal amount of the securities sold short, or securities convertible into or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated on the Fund's records or with its Custodian.

Repurchase Agreements

The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Lending of Securities

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions or other recognized institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate 331/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least 100%, determined daily, of the market value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower or the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

The Fund may borrow up to 331/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 331/3% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets unless this policy is changed by the Board of Directors.

Illiquid Securities

The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Securities of Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. In addition, the Fund may purchase shares of affiliated investment companies as permitted by the Commission. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

Exchange-Traded Funds. The Fund is permitted to invest in exchange-traded funds. Securities of exchange-traded funds represent shares of ownership in either mutual funds or unit investment trusts that hold a portfolio of common stocks that are designed to generally correspond to the price and yield performance of their underlying portfolio of securities. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.

Segregated Assets

When the Fund is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, The Bank of New York (BNY), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

Temporary Defensive Strategy and Short-Term Investments

When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in cash or money market instruments. The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non U.S. company, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities subject to its investment policies. These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

Portfolio Turnover

As a result of the investment policies described above, the Fund may actively and frequently trade its portfolio securities. The portfolio turnover rates for the fiscal years ended October 31, 2005 and 2004 were     % and 178%, respectively. The unusually high portfolio turnover rate in fiscal years [2005] and 2004 was primarily due to the volatility of the market in growth stocks. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage obtained by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs, which are borne directly by the Fund, and can affect the Fund's performance. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

INVESTMENT RESTRICTIONS

Investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

The Fund may not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to its Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as foreign currency forward contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5.  Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

6.  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300% or the Fund holds more than 15% of its assets in illiquid securities, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Fund has the following additional investment restrictions.

The Fund may not:

1.  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

2.  Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

3.  Make investments for the purpose of exercising control or management.

4.  Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

5.  Purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund will provide 60 days' written notice to shareholders of a change in the Fund's non-fundamental policy of investing at least 80% of its investable assets in the type of investments suggested by the Fund's name.

In addition, the Fund may not: acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 811-7343) may invest.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).

Independent Directors

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (53)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.	88	Director of Dynegy Inc. (energy services) (since September 2002) and Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director (since August 2005) of The High Yield Plus Fund, Inc.

David E. A. Carson (70)	Director	Since 2003	Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People's Bank (1983-1997).	92	Director (since 2004) of The High Yield Plus Fund, Inc.

Robert E. La Blanc (71)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc (telecommunications).	89	Director of Chartered Semiconductor Manufacturing Ltd. (since 1998), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

Douglas H. McCorkindale (66)	Director	Since 1996	Chairman (since February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	89	Director of Gannett Co., Director of Continental Airlines, Inc., (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (62)	Director	Since 1995	Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Robin B. Smith (66)	Director	Since 1996	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	90	Director of BellSouth Corporation (since 1992) and Director (since 2005) of The High Yield Plus Fund, Inc.

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Stephen G. Stoneburn (62)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).	89	Director (since January 2005) of The High Yield Plus Fund, Inc.

Clay T. Whitehead (67)	Director	Since 1996	President (since 1983) of National Exchange Inc. (new business development firm).	90	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Directors

Name, Address** and Age	Position with the Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by the Director****
Judy A. Rice (57)*	President and Director	Since 2003 Since 2000	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of PI; Vice President (since February 1999) of Prudential Investment Management Services LLC (PIMS); President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC (PMFS); formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Money Management Institute.	160	Director (since August 2005) of The High Yield Plus Fund, Inc.

Robert F. Gunia (58)*	Vice President and Director	Since 1996	Chief Administrative Officer (since June 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of PIMS; Executive Vice President (since March 1999) and Treasurer (since May 2000) of PMFS.	89	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Deborah A. Docs (47)	Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years
Claudia DiGiacomo (31)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Marina Belaya (38)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since April 2005) of Prudential; formerly Associate (September 2002-March 2005) at Schultle, Roth & Zabel LLP.

Lee D. Augsburger (46)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since October 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Kathryn L. Quirk (52)	Chief Legal Officer	Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investment LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Maryanne Ryan (41)	Anti-Money Laundering Compliance Officer	Since 2002	Anti-Money Laundering Officer and Vice President (since April 2002) of Pruco Securities, LLC; Vice President and Bank Secrecy Act Officer (since July 2004) of Prudential Trust Company; Anti-Money Laundering Officer (since April 2003) of PI.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 1998	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of ASISI.

Jack Beninlende (41)	Acting Treasurer	Since 2005	Vice President (since June 2000) within Prudential Mutual Fund Administration; Assistant Treasurer (since September 2004) of The High Yield Plus Fund, Inc.; formerly Assistant Treasurer (2000-October 2004) of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.; Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

*  "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager (Prudential Investments LLC), the Investment Adviser (Jennison Associates LLC) or the Distributor (Prudential Investment Management Services LLC).

**  Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***  There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual's length of service as a Director and/or Officer.

****  This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

†  The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Mutual Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.

The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Investment Adviser and Distributor, decide upon matters of general policy in accordance with the laws of the State of Maryland and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services-Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

Directors and Officers of the Fund are also trustees and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of the Manager.

Shareholder Communications with Directors

Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison U.S. Emerging Growth Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Jennison U.S. Emerging Growth Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

Standing Board Committees

The Fund's Board of Directors (the Board) has established three standing committees in connection with governance of the Fund-Audit, Nominating and Governance and Valuation.

Audit Committee. The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met       times during the fiscal year ended October 31, 2005.

Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an "interested person" as defined in the 1940 Act.

The Nominating and Governance Committee met       times during the fiscal year ended October 31, 2005. The Nominating and Governance Committee Charter is available on the Fund's website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Jennison U.S. Emerging Growth Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•  a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

•  any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•  the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee. The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Trust Officer availability. The Valuation Committee met [    ] times the fiscal year ended October 31, 2005. For more information about the Valuation Committee, see "Net Asset Value" below.

Compensation

In addition to the three standing committees of the Fund, the Board has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Fund Complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. The following Independent Directors of the Fund serve on the Executive Committee: Mr. La Blanc and Ms. Smith. Independent directors/trustees from other funds in the Fund Complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect more than one fund; serving as a liaison between the Boards of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors. Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of Interested Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2005 to the Independent Directors for service on the Fund's Board and the board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name and Position	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Fund and Fund Complex Paid to Independent Directors
Linda W. Bynoe***	$	None	None	N/A
David E. A. Carson	$	None	None	$199,750 (38/92)**
Robert E. La Blanc	$	None	None	$204,500 (38/92)**
Douglas H. McCorkindale*	$	None	None	$176,916 (38/92)**
Richard A. Redeker	$	None	None	$184,833 (37/91)**
Robin B. Smith*	$	None	None	$206,500 (37/91)**
Stephen G. Stoneburn*	$	None	None	$194,000 (37/91)**
Clay T. Whitehead	$	None	None	$201,500 (38/92)**

*  Although the last column shows the total earnings of the Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of Directors, in total or in part, under the Funds' deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2004, total value of compensation for the calendar year amounted to approximately $291,729, $195,039 and $423,670 for Messrs. McCorkindale and Stoneburn and Ms. Smith, respectively.

**  Number of Funds/Portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged during 2005.

***  Ms. Bynoe became a Director of the Fund as of March 2, 2005.

Interested Directors and Officers do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2005.

Director Share Ownership Table

Independent Directors
[updates to come]

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Linda W. Bynoe	N/A	N/A
David E. A. Carson	-	Over $100,000
Robert E. La Blanc	-	Over $100,000
Douglas H. McCorkindale	$10,001-$50,000	Over $100,000
Richard A. Redeker	-	Over $100,000
Robin B. Smith	-	Over $100,000
Stephen G. Stoneburn	-	Over $100,000
Clay T. Whitehead	-	Over $100,000

*  Ms. Bynoe became a Director of the Fund as of March 2, 2005.

Interested Directors
[updates to come]

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex
Robert F. Gunia	-	Over $100,000
Judy A. Rice	-	Over $100,000

None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2005.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

As of            , 2006, the Directors and Officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

As of            , 2006, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:

Name	Address	Class	Number of Shares/ % of Class

As of              , 2006, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of           Class A shares (or     % of the outstanding Class A shares),           Class B shares (or     % of the outstanding Class B shares),           Class C shares (or     % of the outstanding Class C shares), and        Class Z shares (or    % of the outstanding Class Z shares), and ____ Class R shares (or ____% of the outstanding Class R shares) of the Fund. Class L, Class M, Class X and New Class X shares had not been issued as of this date. In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed-Manager" in the Prospectus of the Fund. As of September 30, 2005, PI served as the investment manager to all of the Prudential U.S. and off-shore open-end investment companies and as administrator to closed-end investment companies, with aggregate assets of approximately $93.8 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend disbursing agent for the JennisonDryden and Strategic Partners mutual funds complex and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund.

PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of subadvisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a management fee at an annual rate of .60 of 1% of up to $1 billion and .55 of 1% in excess of $1 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly.

In connection with its management of the business affairs of the Fund, PI bears the following expenses:

(a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of independent Directors who are not affiliated persons of PI or the Fund's investment adviser;

(b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

(c) the costs and expenses payable to each subadviser pursuant to any subadvisory agreement between PI and each such investment adviser.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of independent Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

For the fiscal years ended October 31, 2005, 2004 and 2003, PI received management fees of        , $3,169,093, and $2,493,885, respectively.

PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison), a direct, wholly-owned subsidiary of Prudential Investment Management, Inc. (PIM). The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. PIM was the Fund's investment adviser until August 23, 2000 and until January 1, 2000, PIM was paid by PI for the reasonable costs and expenses incurred by PIM in furnishing these services. Effective January 1, 2000, PIM was paid by PI at an annual rate of .30 of 1% of the Fund's average daily net assets. Jennison was paid by PI at an annual rate of .30 of 1% of the Fund's average net assets up to $1 billion and .261 of 1% of the Fund's average net assets in excess of $1 billion under the new Subadvisory Agreement. For the fiscal years ended October 31, 2005, 2004 and 2003, PI paid Jennison         $1,584,547 and $1,246,943, respectively, for investment advisory services provided to the Fund.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the Subadviser upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs Jennison under a "manager-of-managers" structure that allows PI to replace an investment adviser or amend a Subadvisory Agreement without seeking shareholder approval.

Additional Information About the Portfolio Manager

The following tables set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of October 31, 2005.

Other Accounts Managed by Portfolio Manager. The table below identifies for the portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vechiles, and other accounts. None of the accounts referenced in the table below ar subject to performance based fees.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts*
Mullman, John	4 Registered Mutual Funds with 843,826,000 in total assets under management.	4 Unregistered pooled investment vehicles with $520,724,000 in assets under management.	6 Other Accounts with $786,778,000 total assets under management.

*  Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Portfolio Manager Compensation / Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used by Jennison to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Fund's investments and investments in other accounts.

Portfolio Manager Compensation:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

The portfolio manager's total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for the portfolio manager:

•  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•  Historical and long-term business potential of the product strategies;

•  Qualitative factors such as teamwork and responsiveness; and

•  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Conflicts of Interest:

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Portfolio Manager's Securities Ownership. The table below identifies, for the portfolio manager, ownership of the Fund securities by the portfolio manager as of October 31, 2005.

Portfolio Manager	Ownership of Fund Securities
John P. Mullman	None

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of the Fund. See "How the Fund is Managed-Distributor" in the Prospectus. PIMS is a subsidiary of Prudential.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan, the Class C Plan, the Class L Plan, the Class M Plan, the Class X Plan, the New Class X Plan and the Class R Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B, Class C and Class R shares. The Distributor incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

Class A Plan. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 2005 through October 31, 2006.

For the fiscal year ended October 31, 2005, the Distributor received payments of $586,319 under the Class A Plan and spent approximately $           in distributing the Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2005, the Distributor also received approximately $           in initial sales charges attributable to Class A shares.

Class B and Class C Plans. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to these shares at an annual rate of 1% of the average daily net assets of each applicable class of shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (2) .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

Class B Plan. For the fiscal year ended October 31, 2005, the Distributor received $              from the Fund under the Class B Plan and spent approximately $           in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately    % ($          ) was spent on printing and mailing of prospectuses to other than current shareholders;        % ($       ) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and     % ($          ) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (    % or $          ) and (2) an allocation on account of overhead and other branch office distribution-related expenses (    % or $          ). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco Securities, LLC's (Pruco's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2005, the Distributor received approximately $           in contingent deferred sales charges attributable to Class B shares.

Class C Plan. For the fiscal year ended October 31, 2005, the Distributor received $           under the Class C Plan and spent approximately $           in distributing Class C shares. It is estimated that of the latter amount, approximately     % ($          ) was spent on printing and mailing of prospectuses to other than current shareholders;      % ($          ) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and     % ($          ) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (    % or $          ) and (2) an allocation on account of overhead and other branch office distribution-related expenses (    % or $          ).

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2005, the Distributor received approximately $___ in contingent deferred sales charges attributable to Class C shares. Until February 2, 2004, the Distributor also received initial sales charges attributable to Class C shares. For the fiscal year ended October 31, 2005, the Distributor also received approximately $___ in initial sales charges attributable to Class C shares.

Class L Plan. Under the Class L Plan, the Fund pays the Distributor at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to the Class L shares. The Class L Plan provides that (1) up to .25% of the average daily net assets of the Class L shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class L shares.

Class M, Class X and Class New X Plans. Under the Class M, Class X and Class New X Plans, the Fund pays the Distributor for its distribution-related expenses with respect to these shares at an annual rate of up to 1% of the average daily net assets of each of the applicable shares. The Class M and Class X Plans provide that (1) up to .25% of the average daily net assets of the Class M, Class X and Class New X shares, respectively, may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25%) may not exceed .50% of the average daily net assets of the Class M, Class X and Class New X shares, respectively.

Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund and for Class L, Class M, Class X and New Class X shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

Each Plan will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to each Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by the Fund under its Class A, Class B and Class C shares and, with respect to the Fund, Class L, Class M, Class X and New Class X Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Class R Plan. Under the Class R Plan, the Fund may pay the Distributor for its distribution-related expenses with respect to Class R shares at an annual rate of up to .75 of 1% of the average daily net assets of the Class R shares. The Class R Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class R shares may be used as a service fee and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .75 of 1% of the average daily net assets of the Class R shares. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class R Plan to .50 of 1% of the average daily net assets of the Class R shares for the period ending February 28, 2007.

Distribution expenses attributable to the sale of Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class R shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B, Class C and Class R shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class R Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B, Class C, Class L, Class M, Class X, New Class X or Class R Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days' nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

In addition to distribution and service fees paid by the Fund under the Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class R Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares and Class R shares for the fiscal year ended October 31, 2005 through October 31, 2006 as described in the Fund's prospectus. Fee waivers and subsidies will increase the Fund's total return.

Payments to Financial Services Firms

As described in each Fund's Prospectus, the Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.

The list below includes the names of the firms (or their affiliated broker/dealers) that the Distributor anticipates, as of September 30, 2005, will receive revenue sharing payments of more than $100,000 in calendar year 2005 for marketing and product support of the Fund and other JennisonDryden and/or Strategic Partners funds as described above.

Linsco Private Ledger	Securities America
UBS Financial Services	Smith Barney
Morgan Stanley	Merrill Lynch
Wachovia	Bisys
MidAtlantic Capital Corp.	Nationwide Financial Services
Wilmington Trust Co	Mellon HR Solutions
Stanton Trust Company

NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

Effective June 27, 2005, The Bank of New York (BNY), located at One Wall Street, New York, New York 10286 replaced State Street Bank and Trust Company and serves as custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians will continue to provide custodial services for the Fund's foreign assets held outside the United States.

PMFS, Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.00, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

KPMG LLP, 757 Third Avenue, New York, New York 10017, served as the Fund's independent registered public accounting firm through the fiscal year ended October 31, 2005, and in that capacity audited the Fund's annual financial statements through October 31, 2005. Other accountants previously served as the independent registered public accounting firm for the Fund. The decision to change the independent registered public accounting firm was approved by the Audit Committee of the Board and the full Board at meetings held on September 2, 2003.

Codes of Ethics

The Board of the Fund has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to the Fund's investment manager, Prudential Investments LLC ("PI" or the "Manager"), the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment adviser (Subadviser) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any Committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that the Subadviser will notify the Manager and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission. Information regarding how the Fund voted proxies relating to its securities during the most recent twelve-month period ending June 30, 2005 is available on the internet at www.jennisondryden.com without charge, upon request, and on the Commission's website at www.sec.gov.

A summary of Jennison's proxy voting policies are set forth in Appendix III of this SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, sub-advisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the sub-advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment adviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on U.S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with an affiliated broker, including Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of a Fund's order.

In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are renewed periodically by the Fund's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities, or an affiliate during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities and Prudential Equity may act as a securities broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser, including Wachovia Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities, from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed by applicable law.

Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities or other affiliates for the three fiscal years ended October 31, 2005, 2004 and 2003.

	Fiscal Year Ended October 31, 2005	Fiscal Year Ended October 31, 2004	Fiscal Year Ended October 31, 2003
Total brokerage commissions paid by the Fund	-0-	$4,173,373	$5,165,052
Total brokerage commissions paid to Wachovia Securities	-0-	$23,000	$0
Total brokerage commissions paid to Prudential Equity
Percentage of total brokerage commissions paid to Prudential Equity
Percentage of total brokerage commissions paid to Wachovia Securities	-0-	0.55%	0.00%

The Fund effected approximately       % of the total dollar amount of its transactions involving the payment of commissions through Wachovia Securities (or any affiliate) and Prudential Equity (or any affiliate), during the fiscal year ended October 31, 2005. Of the total brokerage commissions paid during that period, $             (or       %) were paid to firms which provide research, statistical or other services to PI. PI has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at October 31, 2005. As of October 31, 2005, the Fund held the following equity or debt securities of its regular brokers and dealers:

Name	Equity or Debt	Amount
	[to come]	$

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the SEC on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's annual and semi-annual reports are posted on the Fund's website at www.jennisondryden.com. The Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the SEC on Form N-Q within 60 days after the end of the Fund's first and third fiscal quarters.

In addition, the Fund will provide a full list of its portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. The Fund may also release its top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund's website.

When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2.  The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the fund holdings information.

4.  An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5.  Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of the fund holdings information.

6.  PI's Fund Administration Department shall arrange for the release of fund holdings information by the Fund's custodian bank(s).

As of the date of this Statement of Additional Information, the Fund will provide:

1.  Traditional External Recipients/Vendors

•  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•  Full holdings on a daily basis to the Fund's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Fund has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Fund for which the Subadviser has responsibility;

•  Full holdings to the Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and

•  Full holdings to financial printers as soon as practicable following the end of the Fund's quarterly, semi-annual and annual period-ends.

2.  Analytical Service Providers

•  The Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end;

•  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

•  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day.

•  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Funds only).

•  Full holdings to Frank Russell Company (investment research provider) at the end of each month (Jennison Small Company Fund only)

•  Full holdings on a monthly basis to Fidelity Advisors (wrap program provider) approximately five days after the end of each month (Jennison Growth Fund and certain other selected JennisonDryden and/or Strategic Partners Funds only)

•  Full holdings on a weekly basis to SG Constellation (a financing company) approximately one day after the end of the week (Strategic Partners Mutual Funds, Inc. only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

[need to update]

The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X, Class Z and Class R common stock. Of the authorized shares of common stock of the Fund, 1 billion shares consist of Class A common stock, 500 million shares consist of Class B common stock, 300 million shares consist of Class C common stock, ____ million shares consist of Class L common stock, ____ million shares consist of Class M common stock, ____ million shares consist of Class X common stock, ____ million shares consist of New Class X common stock, 200 million shares consist of Class Z common stock and 100 million shares consist of Class R common stock. Each share of common stock of the Fund represents the same interest in the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B, Class M, Class X and New Class X shares have a conversion feature and (5) Class Z and Class R shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

The Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B, Class M, Class X, New Class X and Class R shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B, Class C, Class M, Class X, New Class X and Class R shares generally bear higher distribution expenses than Class A and Class L shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A and Class L shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/ or service fees and the liquidation proceeds to Class A shareholders will likely be higher than the Class L shareholders as the distribution expenses of Class L shares are generally higher than for Class A shares. The Fund's shares do not have cumulative voting rights for the election of Directors.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of a majority of the Fund's outstanding shares entitled to vote at such meeting.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class L, Class M, Class X and New Class X shares are available only through exchange from the same share class of certain other Strategic Partners and Jennison Dryden Funds. Class L shares (in certain cases), Class M shares, Class X shares and New Class X shares have a sales charge that may be imposed on a deferred basis. Class Z and Class R shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to The Bank of New York, New York, New York, Custody and Shareholder Services Division, Attention: Jennison U.S. Emerging Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C, Class L, Class M, Class X, New Class X, Class Z or Class R shares).

If you arrange for receipt by BNY of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase order by wire, you should wire BNY directly and should be sure that the wire specifies Jennison U.S. Emerging Growth Fund, Inc., Class A, Class B, Class C, Class Z or Class R shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount for a subsequent purchase by wire is $1,000.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

Specimen Price Make-Up**

Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold with a maximum initial sales charge of 5.50% and Class B*, Class C*, Class Z and Class R shares are sold at net asset value. Using the net asset value of the Fund at October 31, 2005, the maximum offering price of the Fund's shares is as follows.

Class A
Net asset value and redemption price per Class A share*	$
Maximum initial sales charge (5.50% of offering price)	$
Maximum offering price to the public	$
Class B
Net asset value, redemption price and offering price to the public per Class B share*	$
Class C
Net asset value, redemption price and offering price to the public per Class C share*	$
Class Z
Net asset value, redemption price and offering price per Class Z share	$
Class R
Net asset value, redemption price and offering price per Class R share	$

  *  Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) on certain redemptions. Class A shares may be subject to a CDSC on certain redemptions.

  **  Class L, Class M, Class X and New Class X shares were not available at October 31, 2005.

Selecting a Purchase Alternative

The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on the Fund's current fees and expenses:

If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A- shares, since Class A shares are subject to a maximum initial sales of 5.50% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over Class B or Class C shares regardless of how long you intend to hold your investment. See the section of the Prospectus titled "Reducing or Waiving Class A's Initial Sales Charge." However, unlike Class B or Class C shares, you would not have all of your money invested initially because the initial sales charge on Class A shares is deducted at the time of purchase.

With Class L, Class M, Class X and New Class X shares are available only through exchanges from the same share class of certain Strategic Partners and Jennison Dryden mutual funds. There are no sales charges on exchanges. The minimum investment for exchanges on Class L, Class M, Class X and New Class X is $1,000.

With Class L shares, you pay no initial sales charge but you may be subject to a 1% CDSC for shares redeemed within 12 months of purchase. With Class M, Class X and New Class X shares, you pay no initial sales charge but you may be subject to a CDSC for shares redeemed within the applicable CDSC period.

Class B and Class C Shares

The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

Class Z Shares

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

•  mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, and

•  mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:

•  certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option;

•  current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

•  Prudential, with an investment of $10 million or more; and

•  qualified state tuition programs (529 plans).

In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

Class R Shares

Retirement Plans. Class R shares are offered for sale to certain retirement plans including IRAs, section 401 and 457 plans and section 403 plans sponsored by section 501(c)(3) organizations. For more information about plan eligibility, call Prudential at (800) 353-2847.

Rights of Accumulation

Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described in the Prospectus under "Reducing or Waiving Class A's Initial Sales Charge," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of shares of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.

The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19176, to the Distributor, or to your broker. Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

Expedited Redemption Privilege. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund-Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.

Signature Guarantee. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Redemption in Kind. If the Board of Directors determines that it would be advisable to do so, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-Day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

Contingent Deferred Sales Charge

Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC (the CDSC is waived for purchases by certain retirement or benefit plans). Redemptions of Class B shares will be subject to a CDSC declining from 5% to 0% over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC (the CDSC is waived for purchases by certain retirement or benefit plans). Redemptions of Class M shares and Class X will be subject to a CDSC declining from 6% to zero over a seven-year period. Redemptions of New Class X shares (i.e. Class X shares bought on or after August 19, 1998) will be subject to a CDSC declining from 6% to zero over an eight-year period. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class A, Class B, Class C, Class L, Class M, Class X and New Class X shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months, in the case of Class A and Class L shares (in certain cases) or Class C shares, and six years, in the case of Class B shares, seven years in the case of Class M and Class X shares, and eight years in the case of New Class X shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B, Class M, Class X and New Class X shares:

	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
Year Since Purchase Payment Made	Class B Shares	Class M Shares	Class X Shares	New Class X Shares
First	5.0%	6.0%	6.0%	6.0%
Second	4.0%	5.0%	5.0%	5.0%
Third	3.0%	4.0%	4.0%	4.0%
Fourth	2.0%	3.0%	3.0%	4.0%
Fifth	1.0%	2.0%	2.0%	4.0%
Sixth	1.0%	2.0%	2.0%	2.0%
Seventh	None	1.0%	3.0%	2.0%
Eighth	None	None	None	1.0%
Ninth	None	None	None	None
Tenth	None	None	None	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A and Class L shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C (18 months for shares purchased prior to February 2, 2004) shares; seven years in the case of Class M and Class X shares and eight years in the case of New Class X shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge-Class A Shares

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. The CDSC is waived for certain retirement or benefit plans affiliated with Prudential. For more information, call Prudential at (800) 353-2847.

Waiver of Contingent Deferred Sales Charge-Class B, Class M, Class X and New Class X Shares

The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

The CDSC will be waived in the case of a total or partial redemption in connection with certain distributions under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

For distributions from an IRA or 403(b) Custodial Account, the shareholder must submit a copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2. The distribution form must be signed by the shareholder.

Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability - An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor (a copy of the trust agreement identifying the grantor will be required as well)) is permanently disabled. The letter must also indicate the date of disability.

Category of Waiver	Required Documentation
Distribution from an IRA or 403(b) Custodial Account	A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 701/2 and is taking a normal distribution-signed by the shareholder.

Distribution from Retirement Plan	A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions	A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Waiver of Contingent Deferred Sales Charge-Class C Shares

Benefit Plans.  The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

Automatic Conversion Feature-Class B, Class M, Class X and New Class X Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Class M shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class X and New Class X shares will automatically convert to Class A shares on a quarterly basis approximately eight and ten years after purchase respectively.

Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B, Class M, Class X and New Class X shares, the number of Class B, Class M, Class X and New Class X shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B, Class M, Class X and New Class X shares purchased at least seven, eight or ten years, respectively, prior to the conversion date to (b) the total amount paid for all Class B, Class M, Class X and New Class X shares purchased and then held in your account, (ii) multiplied by the total number of Class B, Class M, Class X and New Class X shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B, Class M, Class X and New Class X shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B, Class M, Class X and New Class X shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven, eight or ten years, respectively, before such conversion date. For example, if 100 Class B shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years, respectively, from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B, Class M, Class X and New Class X shares, the per share NAV of the Class A shares may be higher than that of the Class B, Class M, Class X and New Class X shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B, Class M, Class X and New Class X shares during a month will be deemed to have been made on the last day of the month, or for Class B, Class M, Class X and New Class X shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B, Class M, Class X and New Class X shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B, Class M, Class X and New Class X shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B, Class M, Class X and New Class X shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B, Class M, Class X and New Class X shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B, Class M, Class X and New Class X shares acquired through the reinvestment of dividends and distributions.

The conversion feature applicable to a share class may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on such class of Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B, Class M, Class X and New Class X shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B, Class M, Class X and New Class X shares of a Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

Exchange Privilege

The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in noncertificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged. See "Purchase, Redemption and Pricing of Fund Shares-Sale of Shares" above.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust
  (Money Market Series)

MoneyMart Assets, Inc. (Class A Shares)

Dryden Tax-Free Money Fund

Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class L, Class M, Class X and New Class X shares. Shareholders of the Fund may exchange their Class L, Class M, Class X and New Class X shares of the Fund for Class L, Class M, Class X and New Class X shares, respectively, of other JennisonDryden or Strategic Partners mutual funds that offer such share classes. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class M, Class X and New Class X shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

At any time after acquiring shares of other funds participating in the Class L, Class M, Class X and New Class X exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class L, Class M, Class X and New Class X shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class L, Class M, Class X and New Class X exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class L, Class M, Class X and New Class X shares of other funds, respectively, without being subject to any CDSC.

Class Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Class R. Class R shares may be exchanged for Class R shares of other JennisonDryden or Strategic Partners mutual funds.

Special Exchange Privileges. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (without the initial sales charge) and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any JennisonDryden or Strategic Partners mutual fund at NAV (without the initial sales charge) will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.

Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged or Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Wachovia Securities 401(k) Plan for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the Wachovia Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at net asset value.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

1Source: The College Board, Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Command Asset Program (CAP)) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class A and Class L (in certain circumstances), Class B, Class C, Class M, Class X or New Class X shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800)225-1852 for more details.

In the case of shares held through the Transfer Agent the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan.

The transfer agent, the distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A shares and (2) the redemption of Class A (in certain circumstances), Class B, Class C, Class L, Class M, Class X or New Class X shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

Individual Retirement Accounts. An IRA permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and either a 35% federal income tax rate or a 15% federal income tax rate and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual investment account or a taxable personal savings account.

Tax-Deferred Compounding1

Years of Deferment	Taxable Investable Account (15%)	Taxable Personal Savings Account (35%)	IRA
10 Years	$29,235	$26,212	$31,291
15 Years	52,856	46,091	58,649
20 Years	85,678	71,060	98,846
25 Years	131,283	103,232	157,909
30 Years	194,651	144,685	244,692

1The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account. The chart assumes that all of the earnings in the investment account that is taxable at the 15% rate are eligible for the current lower tax rate applicable to capital gains and qualified dividend income and that this lower rate (currently set to expire after 2008) is made permanent.

Mutual Fund Programs

From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise, a principal market maker or primary market dealer). Options on stock and stock indexes that are listed on an exchange and futures contracts and options on futures contracts traded on an exchange or board of trade are valued at the last sale price on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade (or at the last bid price in the absence of an asked price). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board.

Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board of Directors), does not represent fair value are valued by the Valuation Committee or Board in consultation with the Manager and investment adviser, including, as applicable, their portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or investment adviser regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believes were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of one or more of the Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of the Fund's portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager, does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available, otherwise a primary market dealer).

Although the legal rights of each class of shares are substantially identical (except for the automatic conversion feature of Class B), the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B, Class C, Class L, Class M, Class X and New Class X shares will generally be lower than the NAV of Class A, Class Z or Class R shares as a result of the larger distribution-related fee to which Class B, Class C, Class L, Class M, Class X and New Class X shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class R shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryfoward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at October 31, 2005, of approximately $             of which $             expires in       and $             expires in      .

In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the code).

If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

The Fund may make investments in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

Fund Distributions

The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Backup Withholding

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. Generally, interest related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid during taxable years of the Fund beginning prior to January 1, 2008 and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest related dividends, this exemption does not apply if the Fund does not receive a Statement on Internal Revenue Service Form W 8 stating that the shareholder is not a U.S. person. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

FINANCIAL STATEMENTS

The Fund's financial statements for the fiscal year ended October 31, 2005, incorporated in this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-07811), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

APPENDIX I-DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Those obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P . The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Short-Term Issue Credit Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions that is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments: may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

APPENDIX II-GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Timing Purchases and Sales

Timing purchases and sales-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

II-1

APPENDIX III-DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term-that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

III-1

PART C

OTHER INFORMATION

Item 23. Exhibits.

  (a)  (1) Articles of Incorporation.(1)

    (2) Articles of Amendment.(2)

    (3) Articles Supplementary.(4)

    (4) Articles of Amendment.(6)

    (5) Articles of Amendment dated June 30, 2003.(11)

    (6) Articles Supplementary dated July 17, 2003.(11)

    (7) Articles Supplementary dated February 7, 2005.(13)

    (8) Articles Supplementary dated February __, 2006.**

  (b)  (1) Amended By-Laws.(6)

    (2) Amended and Restated By-Laws dated July 17, 2003.(11)

    (3) Amended and Restated By-Laws dated November 16, 2004.(12)

  (c)  Instruments defining rights of shareholders.(2)

  (d)  (1) (i) Management Agreement between the Registrant and Prudential Investments Fund Management LLC.(9)
(ii) New Fee Schedule as of May 25, 2004.*

    (2) Subadvisory Agreement with Jennison Associates LLC.(9)

  (e)  (1) Amended and Restated Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.**

    (2) Selected Dealer Agreement.(3)

  (g)  (1) Custodian Contract between the Registrant and The Bank of New York dated June 6, 2005.*

  (h)  (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)

    (2) Amendment to Transfer Agency Agreement.(5)

    (3) Amendment to Transfer Agency Agreement dated September 4, 2002.(11)

  (i)  Opinion and Consent of Counsel.**

  (j)  Consent of Independent Registered Public Accounting Firm.**

  (m)  (1) Amended and Restated Distribution and Service Plan for Class A Shares.(3)

    (2) Amended and Restated Distribution and Service Plan for Class B Shares.(3)

    (3) Amended and Restated Distribution and Service Plan for Class C Shares.(3)

    (4) Distribution and Service Plan for Class R Shares dated November 19, 2003.(12)

    (5) Distribution and Service Plan for Class L shares for the Fund with Prudential Investment Management Services LLC.**

    (6) Distribution and Service Plan for Class M shares for the Fund with Prudential Investment Management Services LLC.**

    (7) Distribution and Service Plan for Class X shares for the Fund with Prudential Investment Management Services LLC.**

    (8) Distribution and Service Plan for New Class X shares for the Fund with Prudential Investment Management Services LLC.**

    (9) Rule 12b-1 Fee Waiver for Class A and R Shares.**

  (n)  (1) Amended and Restated Rule 18f-3 Plan dated February __, 2006.**

  (p)  (1) Amended Code of Ethics of the Registrant dated April 6, 2005.*

    (2) Amended Personal Securities Trading Policy of Manager and Distributor dated January 1, 2005.*

    (3) Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.*

  (q)  Power of attorney dated September 7, 2005.*

(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on or about September 11, 1996 (File Nos. 333-11785 and 811-07811).

(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on or about October 30, 1996 (File Nos. 333-11785 and 811-07811).

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed on or about October 30, 1998 (File Nos. 333-11785 and 811-07811).

(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on December 31, 1998 (File Nos. 333-11785 and 811-07811).

(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on January 20, 2000 (File Nos. 333-11785 and 811-07811).

(6) Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 24 to the Registration Statement of Prudential Natural Resources Fund, Inc. filed on Form N-1A via EDGAR on July 30, 2002 (File No. 33-15166).

(7) Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).

(8) Incorporated by reference to Exhibits (p)(1) and (p)(2) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on January 29, 2003 of Jennison Sector Funds, Inc. (File No. 2-72097).

(9) Incorporated by reference to Registrant's Post-Effective Amendment No. 10 to its Registration Statement on Form N-1A filed on December 28, 2001 (File Nos. 333-11785 and 811-07811).

(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 11 to its Registration Statement on Form N-1A filed on December 30, 2002 (File Nos. 333-11785 and 811-07811).

(11) Incorporated by reference to Registrant's Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A filed on February 2, 2004 (File Nos. 333-11785 and 811-07811).

(12) Incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A filed on December 17, 2004 (File Nos. 333-11785 and 811-07811).

(13) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A filed on February 24, 2005 (File Nos. 333-11785 and 811-07811).

*  Filed herewith.

**  To be filed at subsequent Amendment.

Item 24. Persons Controlled by or under Common Control with the Fund.

None.

Item 25. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and the Maryland General Corporation Law and pursuant to Article VI of the Fund's Articles of Incorporation and Article V of the Fund's Amended and Restated By-Laws (Exhibit (b)(3) to the Registration Statement), the Fund shall indemnify present and former officers and directors, and, to the extent authorized by the Fund's Board of Directors, employees and agents against judgments, fines, settlements and expenses, and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity, unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Fund may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

Pursuant to Article VI, Section 2 of the Fund's Articles of Incorporation, directors and officers of the Fund shall not be liable to the Fund or its stockholders for monetary damages, to the extent permitted by law (including the Maryland General Corporation

Law and the 1940 Act), provided that this provision shall not be deemed to protect any officer or director against liability for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Under Maryland law, such limitation on liability will also not apply to (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer, or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding) is asserted against the Fund by such director, officer or controlling person in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Fund has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Fund, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Under its Bylaws, the Fund may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

(1)  Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

(2)  Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

(3)  Such promise must be secured by a surety bond or other suitable insurance; and

(4)  Such surety bond or other insurance must be paid for by the recipient of such advance.

Item 26. Business and Other Connections of Investment Adviser.

(a)  PI

See "How the Fund is Managed-Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Name and Address	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President, and Chief Administrative Officer; PI; Vice President, Prudential; President, PIMS; Executive Vice President, Chief Administrative Officer and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Fund Services Inc.; Executive Vice President. Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

Kathryn L. Quirk	Executive Vice President, Chief Legal Officer and Secretary	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investment LLC and Prudential Mutual Fund Services LLC.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc., and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Judy A. Rice	Officer in Charge, President, Chief Executive Officer and Chief Operating Officer	Office-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc., Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc., Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

(b)  Jennison

See "How the Fund is Managed-Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this
Registration Statement.

The business and other connections of the directors and principal executive officers of Jennison are included in Schedule A and D of its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

Item 27. Principal Underwriters.

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, Dryden Ultra Short Bond, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: Prudential's Gibraltar Fund, Inc. The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS's directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 008-36540), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of The Bank of New York, 100 Wall Street, New York, New York 10286, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and Prudential Mutual Fund Services LLC, Gateway Center Three, 10th Floor, 100 Mulberry Street, Newark, New Jersey 07102-4077. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f), Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by The Bank of New York and Prudential Mutual Fund Services LLC.

Item 29. Management Services.

Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertaking.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey, on the 23rd day of December, 2005.

  JENNISON U.S. EMERGING GROWTH FUND, INC.

  By:  /s/ JUDY A. RICE

  Judy A. Rice, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

* Linda W. Bynoe	Director

* David E. A. Carson	Director

* Robert E. La Blanc	Director

* Robert F. Gunia	Director

* Douglas H. McCorkindale	Director

* Richard A. Redeker	Director

* Judy A. Rice	Director

* Robin B. Smith	Director

* Stephen G. Stoneburn	Director

* Clay T. Whitehead	Director

*By: /s/ CLAUDIA DIGIACOMO Claudia DiGiacomo Attorney-in-Fact		December 23, 2005

Jennison U.S. Emerging Growth Fund, Inc.

INDEX TO EXHIBITS

Exhibit No.	Description

(d)  (ii)  New Fee Schedule as of May 25, 2004.

(g)  (1)  Custodian Contract dated June 6, 2005.

(p)  (1)  Amended Code of Ethics of the Registrant dated April 6, 2005.

(p)  (2)  Amended Personal Securities Trading Policy of Manager and Distributor dated January 1, 2005.

(p)  (3)  Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.

(q)    Power of Attorney dated September 7, 2005.